Exhibit 99.1

Powering the Next Digital Wave Investor Presentation Q4 2025 Nasdaq: NUAI

Nasdaq: NUAI www.newerainfra.ai DISCLAIMER 2

www.newerainfra.ai Nasdaq: NUAI DATA CENTERS DELIVERED Development - ready parcels aggregated in strategic locations near fiber routes and major AI corridors, with engineered, high - spec, customizable buildings designed for phased, repeatable expansion across the Permian Basin DISCIPLINED DEVELOPMENT APPROACH Sites evaluated for fiber, geo - tech, long - term water access to support dry and hybrid cooling systems, ensuring efficiency, sustainability, and flexibility as compute density rises SECURED POWER FUELED BY NATURAL GAS + GRID + NUCLEAR Co - located energy capacity paired with grid interconnection accelerates speed - to - power, minimizes deployment risk, ensures cost predictability, and delivers enterprise - grade reliability for energy - intensive, high - performance infrastructure SUSTAINABILITY - FOCUSED Committed to exploring and investing in new technologies and practices to reduce our carbon footprint to set a new standard for sustainable infrastructure Vertically - integrated developer and operator of next - generation digital infrastructure and integrated power assets accelerating speed - to - power. 3 WHO WE ARE

Nasdaq: NUAI www.newerainfra.ai Fast Growing Market TRENDS: Rapid growth of AI, HPC, cloud workloads is driving massive demand for power & infrastructure CHALLENGES: Existing data center/hyperscale infrastructure is constrained by speed - to - power, infrastructure, cooling, connectivity & environmental concerns GAPS: Shortage of sites with integrated, lead times for power + resilient power, and proximity to fiber, natural gas, CO₂ pipelines 4 ENERGY - DIGITAL CONVERGENCE 50% Share of electricity demand growth in U.S. through 2030 1 500+ MW Power required by modern hyperscale AI facilities 1 945 TWh Global data center electricity projected demand by 2030 1 Houston meets Silicon Valley 1. International Energy Agency (IEA), “Energy and AI” report, 10 April 2025

www.newerainfra.ai Nasdaq: NUAI 5 SITE AGGREGATION & ENTITLEMENT Land, site engineering studies, permits, utilities, fiber INFRASTRUCTURE READINESS On - site natural gas generation + nuclear with option for hybrid/renewables; modular/phased buildouts for long - term lease or build - to - suit models ANCHOR PARTNERSHIPS + COMMUNITY INTEGRATION Deeply embedded within local, state, and national networks while advancing shared priorities in workforce development, infrastructure upgrades, and community growth Vertically - integrated capabilities purpose - built to deliver energy resilience, scalability, and cost - optimized deployment for hyperscale, enterprise, and edge operators SOLUTIONS

Nasdaq: NUAI www.newerainfra.ai Powered Land Raw land with secured and deliverable utility power capacity (such as substation access and a notice to serve), but no physical data center structures built yet WHY IT MATTERS: Enables faster time to operations since the most time - consuming step — power delivery — is already addressed KEY BENEFITS: • Utility interconnects or rights - of - way already secured • Shortened power delivery timelines • Flexible for phased or custom development • Attractive to developers and hyperscalers 6 “POWERED LAND” VS “POWERED SHELL” POWERED LAND Energized site ready for vertical construction TYPICAL BUYER Developers, Hyperscalers TIME TO OPERATION 18 – 36 months Source: Company data.

Nasdaq: NUAI www.newerainfra.ai 7 “POWERED SHELL” VS “POWERED LAND” Powered Shell A completed data center building with power and core infrastructure (structure, roof, utilities) in place but not yet fitted with racks and IT systems WHY IT MATTERS: Provides a faster route to operation while allowing tenants to customize internal build - outs. Leasing model is standard here for shell operators KEY BENEFITS: • Structural frame, roof, and walls in place • Power, cooling, and fiber pathways pre - installed • Ideal for hyperscalers and cloud providers • Shorter time - to - operation vs. greenfield builds POWERED SHELL Built structure with power; ready for tenant fit - out TYPICAL LESSEE Hyperscalers TIME TO OPERATION 9 – 18 months Source: Company data.

www.newerainfra.ai Nasdaq: NUAI 8 Multi - Category Competitors • Cloud Providers • Colocation/Interconnection • Data Center Operators • Infrastructure/Tech Providers • Data Center/Infrastructure Firms Key NUAI Differentiators • Fully Integrated Power + Infrastructure Approach (Powered Land, expanding to Powered Shell) • Strategic Land Location, Regulatory, Energy, & Connectivity Advantages • Scalability (1+ GW) for AI/HPC • Sustainability and Optional CCUS; Environmental Consideration • Engineered to reduce tenant costs, ensure power security, leverage prime locations, and accelerate deployment with faster speed - to - market COMPETITIVE LANDSCAPE

4-PHASE EXECUTION MODEL

NEWERA
ENERGY & DIGITAL

GTM: Scaling 1GW+ of compute capacity

1
SITE SELECTION

Identify and acquire parcels of 1000+ acres with power planned of 1+ GW, undertake feasibility studies and engineering, phased build-outs; scalable shells; securing anchor tenants to mitigate risk

2
DEVELOPMENT

Engineering to final investment decision (FID). Utilize state, local and national relationships, GPU/AI cloud providers, fiber and power partners, regulatory and permitting, order long lead times

3
EXECUTION

Post FID, build and execute with Engineering, Procurement, and Construction (EPC) partners and other third-party partners

4
REVENUE

Energy-as-a-Service & anchor long-term leases, build-to-suit, joint ventures, possibly infrastructure services (power, connectivity),

tokenized or performance-linked yields

Nasdaq: **NUAI**

www.newerainfra.ai 9

Nasdaq: NUAI www.newerainfra.ai 10 VALUE CREATION PATH SUPPLY Gas • Grid • Nuclear • Renewables → Power Reliability DATA CENTER Land • Fiber • Water • Substations → Connectivity Backbone MONETIZATION AI Compute • Storage • Network Services • NNN Leases → Recurring Yield + Scaling through replication of the core model $

DATA CENTERS IN DEVELOPMENT & PLANNED

NEWERA ENERGY & DIGITAL


AZTEC (3)
NEW MEXICO
ALBUQUERQUE
AMARILLO
Oklahoma City
SANTA FE (4)
NORTHWEST SHELF
EASTERN SHELF
MIDLAND BASIN
FORT WORTH
DALLAS
ABILENE
HOBBS (1)
EL PASO
DELAWARE BASIN
CENTRAL PLATFORM
TEXAS
SHEFFIELD CHANNEL
DIABLO PLATFORM
HOVEY CHANNEL
AUSTIN
MARATHON-QUACHITA FOLD BELT
VAL VERDE BASIN
HOUSTON
SAN ANTONIO
COAHUILA

PERMIAN BASIN

~86,000 sq mi long, 2nd largest natural-gas producing region in the U.S.[1]


NORTHWEST SHELF
Lubbock
EASTERN SHELF
MIDLAND BASIN
Big Spring
ABILE
Midland
Odessa
DELAWARE BASIN
CENTRAL BASIN PLATFORM
SHEFFIELD CHANNEL
DIABLO PLATFORM
HOVEY CHANNEL
VAL VERDE BASIN
MARATHON-QUACHITA FOLD BELT
Piedras Negras


AIRWAY ACRES
ESMOND ESTATES
Sherwood Park
NEWELL
JUDKINS
WEST ODESSA
Floyd Gwin Park
Odessa
WESTOVER ACRES
Comanche Trail South Park
Arcade

TCDC LOCATION

Outside City of Odessa, Ector County

★ NUAI SITES IN DEVELOPMENT & EVALUATION

★ Stargate (Abilene), Fermi America, (Amarillo), META (El Paso), Poolside/Coreweave (Pecos County) data center sites

1. U.S. Energy Information Administration (EIA)

Nasdaq: NUAI

www.newerainfra.ai 11

FLAGSHIP PROJECT

Texas Critical Data Centers (TCDC), a 50/50 JV with Sharon AI

POSITIONING:

Premier site for AI-optimized data center complex in North America with projected power delivery beginning early 2027

PRIME LOCATION:

Ector County, Texas; 235 acres secured
+ option for contiguous ~203 more + in Air Attainment zone

PROXIMITY ADVANTAGES:

Natural gas pipelines, fiber networks, CO_2 pipelines, located in air-quality attainment zone, etc. with lower transmission costs, high reliability and cost effectiveness

ENERGY & REGULATORY HUB:

Permian Basin, one of the world's most energy-rich and business-friendly regions, with the largest deregulated electricity market, abundant natural resources, favorable zoning, and a pro-digital regulatory environment

Nasdaq: **NUAI**

NEWERA
ENERGY & DIGITAL

CAPACITY:

Designed to scale beyond 1 GW of compute capacity

INFRASTRUCTURE:

On-site natural gas power, high-efficiency cooling, optional carbon capture and storage (CCUS) to reduce environmental impact; announced partnerships for behind-the-meter power islands to deliver reliable power and compliance with the new Texas Senate Bill 6 (SB6) regulations

STATUS:

- Phase One (completed): environmental studies, data center feasibility assessments to confirm integration with existing grid infrastructure
- Phase Two (underway): engineering focused on detailed data center site planning, facility design, and additional infrastructure integration

www.newerainfra.ai 12

Nasdaq: NUAI www.newerainfra.ai Offers financing, construction, and operation of gas power islands ensuring reliable, scalable power and secure natural - gas supply as energy backbone STRATEGIC PARTNERSHIPS 13 Proprietary Digital Zero Power solution , a behind - the - meter natural gas system reduces carbon intensity and optimizes energy efficiency across operations utilizing Irrefutable low carbon intensity certificates and Context Labs’ AI - powered carbon management platform Delivers dark fiber infrastructure engineered for low - latency AI workloads , enhancing network speed, redundancy and scalability + open access for a wide range of users End - to - end engineering services with expertise in sustainable design, power integration, and commissioning ensures resilient, energy - efficient, and scalable infrastructure across site engineering, facility design, powered shells, and advanced electrical systems TCDC has entered non - binding Letters of Intent with key strategic partners

Nasdaq: NUAI www.newerainfra.ai 14 TEXAS CRITICAL DATA CENTERS (TCDC) Vertically Integrated Data Center Campus, Permian Basin WEST ODESSA (1.1 GW POWER PLANT) VISTRA ENERGY (550 MW POWER PLANT) QUAIL RUN ENERGY NOTE: Representative only; not to scale.

INDICATIVE TIMELINE

Texas Critical Data Centers

NEWERA ENERGY & DIGITAL

2025 | 2025 (Q4) | 2026 | 2027

COMPLETED WORK

- JV initialized with Sharon AI
- Acquisition of 235 acres
- Option secured for contiguous ~203 acres
- Initial environmental and feasibility assessment
- Initial site improvements
- Preliminary Load Study
- Site clearing & initial engineering

Q4 2025

- Site & building engineering
- Engagement with potential customers, Preleasing process opens
- Expanding behind the meter power capacity
- Acquire additional gas supply partners
- Submit large-load interconnection application to the grid
- Closing of additional ~203 contiguous acres to existing 235 acres

2026

- Secure additional customers for campus
- Construction of behind-the-meter power begins
- Construction of initial data center center by customer or TCDC begins

2027 ONWARD

- Expand campus to meet potential additional demand

Source: Based on internal TCDC data projections.
NOTE. No assurances can be given regarding the successful completion of the TCDC project. TCDC reserves the right to divest, in whole or in part, at any stage of development.

Nasdaq: **NUAI**
www.newerainfra.ai
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www.newerainfra.ai Nasdaq: NUAI x Begins trading on Nasdaq (“NEHC”) – Dec 9, 2024 x Opens 2025 Nasdaq trading – Jan 2, 2025 x Finalizes JV with Sharon AI (TCDC project)TCDC site secured; Phase 1 engineering launched x Strategic pivot to vertically integrated AI infrastructure; board realignment; adoption of strategic growth plan x Rebrand to New Era Energy & Digital (New ticker symbol: NUAI) x Continued TCDC build - out and project milestones x Terminates Equity Purchase Facility (EPFA); S - 3 eligibility expected as of Dec. 6, 2025 x Evaluation of additional AI data - center sites 2024/2025 MILESTONES 16 2026 Outlook x Continuation of comprehensive site assessments for critical infrastructure, reliable power, water supply, high - speed connectivity, speed network connectivity, environmental regulations, physical security, incentives for scalability to align to business goals x Scale energy - digital model in Permian Basin

Nasdaq: NUAI www.newerainfra.ai % FULLY DILUTED FULLY DILUTED STRIKE PRICE ($) EMPLOYEE OPTIONS WARRANTS CONV. DEBT SHARES ISSUED SHARES OUTSTANDING SECURITY CLASS 84.27% 52,954,171 53,623,529 53,449,171 Common Stock 0.00% - - Common Stock - Convertible Debt 1.06% 665,000 $ 0.5349 665,000 Employee Options 9.15% 5,750,000 $ 11.50 5,750,000 Warrants – De - SPAC (Public Warrants) 0.37% 230,750 $ 11.50 230,750 Warrants – De - SPAC (Private Warrants) 5.16% 3,240,000 $ 10.00 3,240,000 Warrants – First and Second Tranche 1 100% 62,839,921 665,000 9,220,750 - 53,128,529 52,954,171 TOTAL CAP TABLE 1 First and Second Tranche notes subject to ratchet provision, see Amended S - 1, August 19. 2025, Item 16, exhibit 10.31 & 10.32, Form of Warrant Tranche 1 and Form of Warrant Tranche 2. First Tranche warrants are calculated as follows: $10 Million X 110% divided by $10.00 exercise price = 1,100,000. Second Tranche warrants are specified as 2,140,000 warrants with an exercise pr ice of $10.00. 17 Scenario – Unexercised Warrants As of Nov. 3, 2025

Nasdaq: NUAI www.newerainfra.ai Will Gray is a founding partner and current Chief Executive Officer of New Era Energy & Digital, Inc . (previously, New Era Helium, Inc . ) . Will has extensive prior C - Level experience in Oil & Gas, including Executive Vice President of Resaca Exploitation (a Torch portfolio company), Chairman and Chief Executive Officer of Cross Border Resources, Chief Executive Officer of Dala Petroleum, and President of WS Oil and Gas . Since 2005 , Mr . Gray has directly operated 950 + wells located in New Mexico, Texas, and Oklahoma . E. WILL GRAY II CHAIRMAN, CEO & Interim CFO 18 MANAGEMENT Charles Nelson Executive Director Charles Nelson has developed and commercialized energy transition technologies, overseeing more than $ 1 billion in infrastructure projects, including the largest sustainable jet fuel offtake deal . He has generated billions in value by aligning capital providers, corporates, and tech founders, while driving operational excellence within portfolio companies . Peter Lee Independent Director Peter (“P . J . ”) Lee is Co - Founder and Managing Partner of EverStream Energy Capital Management, a global investment firm focused on sustainable energy and digital infrastructure . Since 2012 , he has raised funds, sourced and managed investments, and co - founded platforms including TerraForm Power, TerraForm Global, Pacific Solar, Enfinity Global, and a 700 MW Bitcoin data center venture . Trent Yang Independent Director Trent Yang is a leader in renewable energy, with 20 + years of experience as an investor, entrepreneur, and executive . He was Co - Founder/President of Galway Sustainable Capital from 2020 to 2025 , where he helped raise nearly $ 700 M in institutional capital and co - led investments across clean energy, green infrastructure, sustainable mobility, and advanced recycling . Ondrej Sestak Independent Director Ondrej Sestak is Co - Founder and Head of Engineering at ZeroSix LLC, where he leads the development of carbon credit solutions focused on environmental optimization in the oil and gas sector . He also serves as a Reservoir Engineer with Aurivos Permian and ARB Energy Utah, COO of GLT Trading - an international commodities firm - and Project Manager at Five Star Clean Fuels . Previous roles include Shell and INEXS, among others .

Nasdaq: NUAI www.newerainfra.ai THANK YOU For More Information www.newerainfra.ai Investor Relations Jonathan Paterson Jonathan.Paterson@HarborAccess.com

Nasdaq: NUAI www.newerainfra.ai 20 APPENDIX A: MARKET 2024 2025 2026 2027 2028 $800B $693B $571B $464B $349B Investment Momentum Expected to Accelerate as Demand Grows Source: Dell’Oro Group. 1 Includes Cloud, Colocation, Telco, and Enterprise. GLOBAL ANNUAL DATA CENTER IT CAPEX 1 Hyperscalers are projected to invest over $350B in data center capex in 2025 Global Demand for Data Center Capacity Expected to Quadruple by 2030 GLOBAL DATA CENTER DEMAND 2023 2030 219 GW 55 GW Source: Gartner reports; IDC reports; Nvidia capital markets reports; McKinsey Data Center Demand Model

Nasdaq: NUAI www.newerainfra.ai 21 APPENDIX B: DATA CENTER LOCATIONS GRID: Understand local power utilities, their capabilities and capacity to provide for redundancy and protection SURROUNDINGS: Physical resilience is important, but so is disaster response NETWORK: Network latency is bad for business as customers grow increasingly intolerant of slow response times Public Engagement: Local community members and collaborators can be the data center operator’s most important ally

Nasdaq: NUAI www.newerainfra.ai APPENDIX C: BUILDING RESPONSIBLE AI INFRASTRUCTURE 22 BEHIND - THE - METER POWER x On - site generation reduces grid strain x Natural gas + renewables integration x Pathway to carbon neutrality through the DZP process CLOSED - LOOP WATER SYSTEM x Water reused via heat - recovery systems x Minimal draw from municipal supplies x Projected to conserve millions of gallons annually SOCIAL & ECONOMIC VALUE x Skilled job creation & tech - sector training x Local supplier engagement x Community resilience through sustainable infrastructure